MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO
                                                              SEMIANNUAL REPORT

Dear Contract Owner,                                          August 15, 2000

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.

MARKET REVIEW
------------------------------------------------------------------------------
[GRAPHIC]
The 30-year U.S. Treasury bond had its best six-month period since 1995 due to the Treasury Department's buyback program, which reduced supply, and an apparent slowing of the U.S. economy. The release of benign economic statistics and the Federal Reserve Board's (the "Fed") decision not to raise the Fed Funds rate on June 28 support the hypothesis that the U.S. economy is in fact slowing. In its press release, the Fed noted that growth is moving towards a sustainable pace, but that risk of inflation remains--a position that had the secondary effect of dramatically reducing volatility in the equity markets. As the perceived risk in equity markets declined, investors became more willing to take risk in other sectors such as corporate bonds. As a result, liquidity increased and corporate spreads narrowed. Mortgages also performed well because of favorable technical factors including light issuance (low supply) and strong agency growth objectives (high demand).

Signs of growth in Europe and Asia (outside Japan) have eased fears that tightening U.S. monetary policy (through increasing the Fed Funds rate) and the resulting slowdown in the U.S. economy will cause a global financial crisis. During the Asian financial crisis in mid-1997, American demand for foreign goods helped keep many economies afloat. Thus, a significant decline in U.S. consumption could have significant implications for other economies. Now that Europe and most of Asia are growing as fast or faster than the United States, this no longer seems to be a concern.

PORTFOLIO REVIEW
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/00

                                6 Months    1 Year      5 Years    10 Years   Inception*
----------------------------------------------------------------------------------------
Class H                           4.88%      4.90%       6.27%       7.54%      7.24%
LB Mortgage Bond Index            3.67       5.03        6.56        7.57       8.12
----------------------------------------------------------------------------------------

* Inception: since commencement of issuance on July 5, 1989 for Class H shares.

The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

During the period, the Portfolio outperformed its benchmark, the Lehman Brothers Mortgage Bond Index. The Portfolio's duration, or sensitivity to interest rate changes, was near the benchmark and hence had little effect on performance. The yield curve inverted due to the Treasury Department's buyback program and as a result our curve position had a positive impact.

The Portfolio shifted from mortgages into long Treasurys early in the year to take advantage of the yield curve inversion. Near the end of the second quarter, assets were shifted back into mortgages, with a focus on GNMAs that have the same "full faith and credit" backing as Treasury bonds. Although different sectors within the mortgage market had mixed returns, the broad mortgage sector outperformed Treasurys due to higher yields. A modest allocation to emerging markets was positive because of increasing commodity prices and reduced concerns about political instability in these countries. International holdings as a whole were negative, as strategies designed to benefit from higher relative economic growth rates in Europe underperformed due to a falling euro.

PORTFOLIO STATISTICS

SECTOR ALLOCATION*                                      6/30/00       12/31/99
------------------------------------------------------------------------------------
Mortgages                                                 74.5%         60.4%
Corporates/Convertibles                                   20.8          39.6
Treasurys/Munis                                            9.3          10.0
Int'l/Emerging Markets                                     2.5           3.0
Cash & Equivalents                                         4.2           2.7
Liabilities in excess of other assets                    -11.3         -15.7
------------------------------------------------------------------------------------
Total                                                    100.0         100.0

PORTFOLIO CHARACTERISTICS*                                6/30/00       12/31/99
------------------------------------------------------------------------------------
Weighted Average Life                                      8.17 yrs     11.23 yrs
Weighted Average Duration                                  5.01 yrs      5.54 yrs
Credit Quality                                              AA             AA
Weighted Average Coupon                                    7.25%          7.60%
Net Assets ($mm)                                           $4.65          $6.25
------------------------------------------------------------------------------------



* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO
                                                              SEMIANNUAL REPORT

OUTLOOK

We intend to target duration near the benchmark; yield curve structure will be dependent upon our sector analysis. Exposure to the long end of the curve will likely continue to be through Treasurys. Corporate, high-yield and emerging-market exposures, if any, are likely to consist of shorter maturities because of the uncertainty of long-term cash flows. We intend to distribute the Portfolio's mortgage exposure evenly along the yield curve.

Assets may be shifted from Treasurys to mortgages to take advantage of the substantial yield premium in mortgages. In addition, we expect to focus on high coupon mortgages because we feel that the risk of prepayment is relatively low.

Any allocation to emerging markets will most likely be modest, focused on the higher quality countries such as Mexico and Korea. We feel that the less stable countries are at risk if the Fed tightens monetary policy too much.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander              /s/ Brian M. Storms



MARGO ALEXANDER                  BRIAN M. STORMS
Chairman and                     President and
Chief Executive Officer          Chief Operating Officer
Mitchell Hutchins                Mitchell Hutchins
Asset Management Inc.            Asset Management Inc.



This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.
                                                                             3

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                              JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                              MATURITY          INTEREST
  (000)                                                                DATES              RATES          VALUE
---------                                                       --------------------    --------     -----------
U. S. GOVERNMENT OBLIGATIONS--7.42%
    $320  U.S. Treasury Inflation Index Notes ................  07/15/02 to 01/15/08      3.625%     $   315,141
      30  U.S. Treasury Notes++ ..............................         08/31/00           5.125           29,944
                                                                                                     -----------
Total U. S. Government Obligations (cost--$341,951)                                                      345,085
                                                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--25.87%
     130  GNMA ARM ...........................................  05/20/25 to 06/20/25      6.375          130,500
      92  GNMA ARM ...........................................        09/20/25            6.750           92,138
     283  GNMA ARM ...........................................        11/20/21            7.125          283,511
     192  GNMA ARM ...........................................        02/25/25            7.375          193,194
     100  GNMA TBA ...........................................           TBA              7.500           99,250
     300  GNMA TBA ...........................................           TBA              8.000          303,094
     100  GNMA TBA ...........................................           TBA              8.500          102,187
                                                                                                     -----------
Total Government National Mortgage Association Certificates
  (cost--$1,216,689) .........................................                                         1,203,874
                                                                                                     -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--6.63%
     350  FHLMC TBA (cost--$307,973) .........................           TBA              5.500          308,763
                                                                                                     -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--41.48%
      30  Copelco Capital Funding Corporation II, Series
          1996-A, Class A ....................................        07/20/04            6.340           29,676
     188  FHLMC REMIC, Series 1614, Class QZ .................        11/15/23            6.500          167,074
     216  FHLMC REMIC, Series 1628, Class KZ .................        12/15/23            6.250          183,295
     164  FHLMC REMIC, Series 2106, Class ZD .................        12/15/28            6.000          124,008
     197  FHLMC REMIC, Series 2210, Class F, ARM .............        07/15/28            6.873          195,524
     176  FNMA REMIC, Series 1991-57, Class Z ................        05/25/21            6.500          170,397
     196  FNMA REMIC, Series 1993-96, Class PZ ...............        06/25/23            7.000          181,162
     250  FNMA REMIC, Series 2000-12, Class PG ...............        04/25/30            7.500          246,967
     235  FNMA REMIC, Series G93-16, Class K .................        04/25/23            5.000          181,023
       8  Greenwich Capital Acceptance Inc., Series
          1991-B, Class A1, ARM ..............................        01/25/22            7.619            7,694
      59  Greenwich Capital Acceptance Inc., Series
          1992-LB6, Class A1, ARM ............................        10/25/22            7.506           58,755
     373  Merrill Lynch Mortgage Investors Inc.,
          Series 1993-I, Class A3, ARM .......................        11/15/23            7.120          375,271
       5  Prudential Home Mortgage Security, Series
          1994-15, Class A1 ..................................        05/25/24            8.000            4,804
       5  Prudential Home Mortgage Security, Series
          1994-15, Class A2 ..................................        05/25/24            6.000            4,986
                                                                                                     -----------
Total Collateralized Mortgage Obligations (cost--$1,930,979) .                                         1,930,636
                                                                                                     -----------

STRIPPED MORTGAGE-BACKED SECURITIES--0.49%
      35  FNMA REMIC, Series 1993-235, Class G*(2)
          (cost--$22,657) ....................................        09/25/23            7.999+          22,648
                                                                                                     -----------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                              JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                              MATURITY          INTEREST
  (000)                                                                DATES              RATES          VALUE
---------                                                       --------------------    --------     -----------
CORPORATE BONDS--20.81%
AIRLINES--13.14%
   $  50  Northwest Airlines Inc. ............................        04/07/04            8.520%  $       47,519
     500  United Airlines Inc. ...............................        02/19/15           10.850          564,265
                                                                                                     -----------
                                                                                                         611,784
                                                                                                     -----------

CABLE--5.51%
     250  Tele-Communications Inc. ...........................        01/15/03            8.250          256,559
                                                                                                     -----------

YANKEE--2.16%
     100  Nacional Financiera ................................        05/08/03            8.575(1)       100,308
                                                                                                     -----------
Total Corporate Bonds (cost--$1,040,371) .....................                                           968,651
                                                                                                     -----------

MUNICIPAL SECURITIES--1.91%
     100  New York State Thruway Authority (cost--$88,408) ...        01/01/25            5.000           88,651
                                                                                                     -----------

INTERNATIONAL GOVERNMENT OBLIGATIONS--2.46%
      10  Republic of Germany ................................        01/04/30            6.250           10,672
     100  United Mexican States ..............................        04/07/04           10.021          104,000
                                                                                                     -----------
Total International Government Obligations (cost--$108,828) ..                                           114,672
                                                                                                     -----------

COMMERCIAL PAPER--4.24%
     100  General Motors Acceptance Corp. ....................        09/07/00            6.620           98,763
     100  Reseau Ferre De France .............................        09/13/00            6.550           98,651
                                                                                                     -----------
Total Commercial Paper (cost--$197,414) ......................                                           197,414
                                                                                                     -----------
Total Investments (cost--$5,255,270)--111.31% ................                                         5,180,394
Liabilities in excess of other assets--(11.31)% ..............                                          (526,300)
                                                                                                     -----------
Net Assets--100.00% ..........................................                                        $4,654,094
                                                                                                     ===========

----------------
* Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+     Estimated yield to maturity at June 30, 2000.
++    Entire amount pledged as collateral for futures transations.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of June 30, 2000.
REMIC Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate principal account (generally +/- 1.0%) and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1) Floating Rate Securities--The interest rates shown are the current rates as of June 30, 2000.
(2)   Illiquid securities representing 0.49% of net assets.


             See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                      UNREALIZED
                                                        CONTRACTS TO        IN          MATURITY     APPRECIATION
                                                           DELIVER     EXCHANGE FOR       DATES     (DEPRECIATION)
                                                        ------------   ------------     --------    --------------
Euro Dollars ......................................       973,000       $929,745        07/13/00      $(14,638)
Euro Dollars ......................................       973,000        929,745        07/13/00        16,888
Euro Dollars ......................................       160,000        153,043        07/28/00        (1,596)
Euro Dollars ......................................       300,000        287,160        08/10/00         3,300
                                                                                                      --------
                                                                                                      $  3,954
                                                                                                      ========

FUTURES CONTRACTS

  NUMBER OF                                                                 IN         EXPIRATION     UNREALIZED
  CONTRACTS                CONTRACTS TO RECEIVE                        EXCHANGE FOR       DATE       APPRECIATION
----------- --------------------------------------------------------   ------------  -------------- -------------
     1      10 Year Eurobond .......................................    $104,750     September 2000     $  298
     4      90 Day Eurodollar ......................................     926,450       March 2001        2,500
                                                                                                        ------
                                                                                                        $2,798
                                                                                                        ======

             See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                  JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (cost--$5,255,270) ...............................................................   $5,180,394
Cash (including cash denominated in foreign currencies at value with a cost of $241,832) ...............      240,501
Receivable for investments sold ........................................................................    3,698,141
Interest receivable ....................................................................................       57,130
Unrealized appreciation of interest rate swaps .........................................................        1,361
Unrealized appreciation of forward currency contracts ..................................................       20,188
Other assets ...........................................................................................          992
                                                                                                           ----------
Total assets ...........................................................................................    9,198,707
                                                                                                           ----------
LIABILITIES
Payable for investments purchased ......................................................................    4,485,068
Payable for variation margin ...........................................................................          370
Unrealized depreciation of forward currency contracts ..................................................       16,234
Payable to investment adviser and administrator ........................................................        1,941
Accrued expenses and other liabilities .................................................................       41,000
                                                                                                           ----------
Total liabilities ......................................................................................    4,544,613
                                                                                                           ----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--461,521 (unlimited amount authorized) ......    4,758,571
Undistributed net investment income ....................................................................      147,725
Accumulated net realized losses from investment transactions ...........................................     (183,465)
Net unrealized depreciation of investments, futures, interest rate swaps,
  other assets and liabilities and forward contracts denominated in foreign currencies .................      (68,737)
                                                                                                           ----------
Net assets .............................................................................................   $4,654,094
                                                                                                           ==========
Net asset value, offering price and redemption value per share .........................................       $10.08
                                                                                                               ======

                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                   FOR THE SIX
                                                                                                  MONTHS ENDED
                                                                                                  JUNE 30, 2000
                                                                                                   (UNAUDITED)
                                                                                                  -------------
INVESTMENT INCOME:
Interest .......................................................................................     $210,590
                                                                                                     --------
EXPENSES:
Legal and audit ................................................................................       19,303
Reports and notices to shareholders ............................................................       17,336
Investment advisory and administration .........................................................       13,378
Interest expense ...............................................................................        4,357
Trustees' fees .................................................................................        3,750
Custody and accounting fees ....................................................................        2,605
Transfer agency and service fees ...............................................................          750
Other expenses .................................................................................        1,373
                                                                                                     --------
                                                                                                       62,852
                                                                                                     --------
Net investment income ..........................................................................      147,738
                                                                                                     --------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
    Investment transactions ....................................................................       68,184
    Futures ....................................................................................      (26,967)
    Options written ............................................................................      (27,578)
    Foreign currency transactions ..............................................................      (10,711)
Net change in unrealized appreciation/depreciation of:
    Investments ................................................................................       66,940
    Futures ....................................................................................       14,471
    Options written ............................................................................        1,491
    Interest rate swaps ........................................................................        1,361
    Other assets, liabilities and forward contracts denominated in foreign currencies ..........        2,365
                                                                                                     --------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES ...................................       89,556
                                                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................     $237,294
                                                                                                     ========

                  See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FOR THE SIX
                                                                                             MONTHS ENDED     FOR THE YEAR
                                                                                             JUNE 30, 2000       ENDED
                                                                                              (UNAUDITED)   DECEMBER 31, 1999
                                                                                             -------------  -----------------
FROM OPERATIONS:
Net investment income .....................................................................   $   147,738     $   430,701
Net realized gains (losses) from:
    Investments, futures and option transactions ..........................................        13,639        (216,685)
    Foreign currency transactions .........................................................       (10,711)           (272)
Net change in unrealized appreciation/depreciation of:
    Investments, futures, options and interest rate swaps .................................        84,263        (513,614)
    Other assets, liabilities and forward contracts denominated in foreign currencies .....         2,365            (238)
                                                                                              -----------     -----------
Net increase (decrease) in net assets resulting from operations ...........................       237,294        (300,108)
                                                                                              -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................................................      (424,352)         --
Net realized gains from investments .......................................................         --             (1,445)
                                                                                              -----------     -----------
                                                                                                 (424,352)         (1,445)
                                                                                              -----------     -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares of beneficial interest ...............................       110,006         628,666
Cost of shares of beneficial interest repurchased .........................................    (1,943,222)     (4,228,943)
Proceeds from dividends reinvested ........................................................       424,352         683,039
                                                                                              -----------     -----------
Net decrease in net assets from beneficial interest transactions ..........................    (1,408,864)     (2,917,238)
                                                                                              -----------     -----------
Net decrease in net assets ................................................................    (1,595,922)     (3,218,791)

NET ASSETS:
Beginning of period .......................................................................     6,250,016       9,468,807
                                                                                              -----------     -----------
End of period (including undistributed net investment income
  of $147,725 and $424,339, respectively) .................................................    $4,654,094      $6,250,016
                                                                                              ===========     ===========


                  See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") is a nondiversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group") and investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Pacific Investment Management Company ("PIMCO"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio is maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

   OPTION WRITING--When the Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

   FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

   Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

   REVERSE REPURCHASE AGREEMENTS--The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   For the six months ended June 30, 2000, the Portfolio engaged in reverse repurchase agreements. The average balance of reverse repurchase agreements outstanding during the six months ended June 30, 2000 was $150,242 at a weighted average interest rate of 5.82%.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INTEREST RATE SWAP AGREEMENT

   The Portfolio entered into an interest rate swap to protect itself from interest rate fluctuations on a portion of its borrowings. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to interest rated for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

   Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

   The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

   At June 30, 2000, the Portfolio had an outstanding interest rate swap contract with the following terms:

                                                           RATE TYPE
                                              ---------------------------------------
    NOTIONAL             TERMINATION          PAYMENTS MADE         PAYMENTS RECEIVED           UNREALIZED
     AMOUNT                 DATE               BY THE FUND             BY THE FUND             APPRECIATION
    --------             -----------          -------------         -----------------          ------------
    $100,000              09/15/00               7.000%                  7.000%+                  $1,361

------------
+     Rate based on LIBOR (London Interbank Offered Rate).

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest.

   The ability of the issuers of debt securities, including mortgage-and-asset-backed securities held by the Portfolio, to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage-and-asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   WRITTEN OPTION ACTIVITY

   Written option activity for the six months ended June 30, 2000 for the Strategic Fixed Income Portfolio was as follows:

                                                                                 NUMBER OF    AMOUNT OF
                                                                                  OPTIONS     PREMIUMS
                                                                                 ---------    ---------
            Options outstanding at December 31, 1999 ........................        3        $  2,934
            Options written .................................................       30          14,025
            Options terminated in closing purchase transactions .............      (26)        (44,197)
            Options expired prior to exercise ...............................       (7)         27,238
                                                                                 ---------    ---------
            Options outstanding at June 30, 2000 ............................        0        $      0
                                                                                 =========    =========

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the advisory contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate 0.50% of the Portfolio's average daily net assets.

   Under a separate contract, Mitchell Hutchins pays PIMCO to serve as the sub-adviser of the Portfolio. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.25% of Portfolio's average daily net assets.

   On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the six months ended June 30, 2000, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

market rates in effect at the time of borrowing. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At June 30, 2000, the components of net unrealized depreciation of investments were as follows:

            Gross appreciation (investments having an excess of value over cost) ............  $  56,155
            Gross depreciation (investments having an excess of cost over value) ............   (131,031)
                                                                                               ---------
            Net unrealized depreciation of investments ......................................  $ (74,876)
                                                                                               =========


   For the six months ended June 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $21,838,191 and $24,061,959, respectively.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the Portfolio was as follows:

                                                                               FOR THE SIX    FOR THE YEAR
                                                                               MONTHS ENDED       ENDED
                                                                              JUNE 30, 2000  DECEMBER 31, 1999
                                                                              -------------  -----------------
            Shares sold ....................................................      10,758         59,765
            Shares redeemed ................................................    (192,797)      (401,715)
            Dividends reinvested ...........................................      43,569         63,485
                                                                                --------       --------
            Net decrease ...................................................    (138,470)      (278,465)
                                                                                ========       ========

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                     FOR THE SIX
                                                                    MONTHS ENDED          FOR THE YEARS ENDED DECEMBER 31,
                                                                    JUNE 30, 2000  ----------------------------------------------
                                                                     (UNAUDITED)    1999      1998      1997      1996      1995
                                                                    -------------  ------    ------    ------   -------   -------
Net asset value, beginning of period ............................      $ 10.42     $10.78    $10.64    $10.21   $ 10.61   $ 10.34
                                                                       -------     ------    ------    ------   -------   -------
Net investment income ...........................................         0.43       0.72      0.70      0.69      0.70      0.88
Net realized and unrealized gains (losses) from investments,
  futures, options and foreign currency transactions ............         0.05      (1.08)     0.21      0.44     (0.31)     1.03
                                                                       -------     ------    ------    ------   -------   -------
Net increase (decrease) from investment operations ..............         0.48      (0.36)     0.91      1.13      0.39      1.91
                                                                       -------     ------    ------    ------   -------   -------
Dividends from net investment income ............................        (0.82)       --      (0.68)    (0.70)    (0.70)    (0.88)
Distributions from net realized gains on investments ............        --          0.00++   (0.09)      --      (0.09)    (0.76)
                                                                       -------     ------    ------    ------   -------   -------
Total dividends and distributions ...............................        (0.82)      0.00     (0.77)    (0.70)    (0.79)    (1.64)
                                                                       -------     ------    ------    ------   -------   -------
Net asset value, end of period ..................................      $ 10.08     $10.42    $10.78    $10.64   $ 10.21   $ 10.61
                                                                       =======     ======    ======    ======   =======   =======
Total investment return(1) ......................................         4.88%     (3.32)%    8.62%    11.00%     3.79%    18.51%
                                                                       =======     ======    ======    ======   =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...............................      $ 4,654     $6,250    $9,469    $9,891   $10,689   $13,741
Expenses to average net assets ..................................         2.35*+     1.82%+    1.10%+    1.00%     1.52%     0.99%
Net investment income to average net assets .....................         5.52*      5.34%     5.88%     6.04%     5.88%     6.35%
Portfolio turnover ..............................................          358%       503%      245%      175%      317%      234%

------------

+ Includes 0.16%, 0.10% and 0.14% of interest expense related to the reverse repurchase agreements entered into during the periods ended June 30, 2000, December 31, 1999 and December 31, 1998, respectively.
++ The Fund paid a distribution of less than $0.005 for the year ended December 31, 1999.
*   Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

MITCHELL
HUTCHINS SERIES
TRUST


STRATEGIC FIXED
INCOME PORTFOLIO


JUNE 30, 2000



SEMIANNUAL REPORT



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